MINERAL RIGHTS	6 Months Ended	12 Months Ended
	Dec. 31, 2012	Jun. 30, 2012
MINERAL RIGHTS [Abstract]
MINERAL RIGHTS

NOTE 4. MINERAL RIGHTS

Mineral rights as of December 31, 2012 and June 30, 2012 consist of the Maricunga property.

The Maricunga property consists solely of undeveloped mineral rights. On May 20, 2011, the Company acquired 60% of each of six companies ("Maricunga Companies"), which in the aggregate, held the mineral rights to the Maricunga property for a purchase price of $6,370,000 in cash and 127,500,000 restricted shares of common stock which had a fair value of $31,875,000. The Company also recorded an additional $25,496,000 to reflect the non-controlling interest for the 40% of the Maricunga Companies that were not acquired.

Matters Related to Non-controlling Interests

The Company agreed to register under the Securities Act one-half of the 127,500,000 Maricunga Purchase Price Shares on a "best efforts" basis by January 31, 2012 and the remainder by October 31, 2012.

On December 27, 2012 the Company filed aregistration statement with the SEC requesting to register a total of 127,500,000 shares. On January 24, 2013, such registration statement was declared effective by the SEC. The total of 127,500,000 shares are registered.

The Company has incurred exploration expenses with respect to the Maricunga property of $390,409 and $3,175,518 for the six months ended December 31, 2012 and 2011, respectively. Future development expenditures are forecasted to be at least $100 - $200 million. The minority shareholders have not made payments to the Company for their respective shares of the exploration expenses incurred to date. As a result, all the expenses incurred by the Maricunga Companies during the six months ended December 31, 2012 were funded by the Company. The Company recorded 40% of the expenses incurred by the Maricunga Companies to the non-controlling interest, or $156,164 and $1,270,207 respectively for the six months ended December 31, 2012 and 2011. The total exploration expenses recorded to non-controlling interest since May 2011 is $2,531,571.

As the majority shareholder, we have filed lawsuits distributed to four civil courts of Copiapo, third Region of Atacama, Chile, against the minority shareholders seeking either payment of their pro rata portion of costs or an auction of their share of the properties. The minority shareholders have not paid their required contributions to the costs of conservation and exploration, which were agreed upon at the shareholders' meeting on October 6, 2011. In November 2012, we received a favorable decision from one of the civil courts to auction approximately 8% of the shares once the judgmentis executed. Chilean law gives the Company a preference in that auction. The other civil courts have not reached a final decision yet.

Certain minority shareholders have filed counter claims against us to declare, among other things, the invalidation of such shareholders' meeting at which required contributions were established that such minority shareholders failed to make. We filed dilatory defenses because we were not served according to law and also filed a complaint against the officer serving the process.This process is on hold because the minority shareholders have not filed a new claim, as requested by the court.

The Company has determined that neither the minority shareholders' default nor the proposed auction are (or will be) triggering events that would require the Company to test the long-lived assets for recoverability.

Matters Related to Exploitation Permits

In 2012, the Chilean Government's Ministry of Mining established its first ever auction for the award of lithium production quotas and licenses (Special Lithium Operations Contracts, or CEOLs), which would permit the exploitation of an aggregate of 100,000 tons of lithium metal (approximately 530,000 tons of lithium carbonate equivalent) over a 20 year period, subject to a 7% royalty.

In September 2012, the Company formed a consortium consisting of the Company, POSCO, Daewoo International Corp. and Mitsui & Co. (the "Consortium") for the purpose of participating in such CEOL auction. As required under the rules established by the Ministry of Mining, on September 14, 2012, the Consortium submitted its bid for the CEOLs.

On September 24, 2012, the Ministry of Mining opened the bids and informed the Company that the Consortium's bid was not the winning bid.

On October 1, 2012, the Ministry of Mining informed us that the Chilean Government decided to invalidate the CEOL process and the results announced on September 24, 2012 due to an administrative error.

On October 5, 2012, the Company submitted a "Request for Reconsideration" to the Chilean Government, requesting it to reconsider the invalidation and award the CEOL to the second highest bidder - the Consortium.

On October 17, 2012, the Chilean Government ratified its decision to invalidate the CEOL process and not to accept any of the bids.

On October 22, 2012, we submitted another "Request for Reconsideration" to the Chilean Government. The Chilean Government had 30 days to answer the Company´s request.

On November 19, 2012, the Chilean Government rejected our Request for Reconsideration appeal.

On November 22, 2012, the Chilean Government ratified its decision to invalidate the CEOL process, as well as rescinding the CEOL Basis, which defined the regulations that regulated the CEOL process.

On January 16, 2013, we submitted a letter to the Chilean Comptroller requesting to review the CEOL process. The Company is waiting for an answer.

Currently, the Company does not have a permit to exploit lithium from the Maricunga properties. Accordingly, the Company evaluated the recoverability of the investment in the Maricunga properties in accordance with ASC 360, Property Plant and Equipment assuming it is not able to exploit its lithium resources. The Company can exploit alternative minerals, like potassium, on its Maricunga properties that do not require special permits and are exploitable via regular mining concessions according to the Chilean Mining Code. Based on that assumption, the Company determined that the total estimated future cash flows on an undiscounted base of the Maricunga properties exceeds its carrying value and, accordingly, no impairment loss was required.

Pending the outcome of the permitting process, we are exploring other strategies that could enable us to obtain rights to exploit lithium in Chile, whether from our flagship Maricunga project or otherwise. Additionally, we are evaluating the Maricunga project as a potential producer of potash, which combined with a nitrate resource, could be processed to produce potassium nitrate. However, there can be no assurances that we will be able to do so in the near future, on favorable terms, or at all.The majority of the past and current technical work performed on the project is applicable to the production of lithium and/or potassium.

The Company will evaluate any future impairment based on consideration of economic and operational feasibility and a continuing assessment of its rights to exploit minerals under Chilean laws and regulations.

NOTE 4. MINERAL RIGHTS

Mineral rights consist of the following at June 30, 2012 and 2011:

	June 30, 2012	June 30, 2011
Maricunga	$63,741,000	$63,741,000
Noto	-	300,000
	$63,741,000	$64,041,000

Maricunga

On November 30 and December 1, 2010, the Company signed non-binding exclusive letters of intent with the shareholders (the "Maricunga Sellers") of Sociedades Legales Mineras Litio 1 a 6 de la Sierra Hoyada de Maricunga, a group of six private companies (the "Maricunga Companies"), to acquire a percentage of the Maricunga Companies, which collectively own the Maricunga Project ("Maricunga"). During December 2010, the Company paid $250,000 to the Maricunga Sellers in connection with signing the non-binding letters of intent which provided the Company with additional time to perform its due diligence and prepare definitive purchase agreements. The Maricunga property is undeveloped and covers an area of approximately 3,553 acres (1,438 hectares), comprising six concessions, each held by a separate legal entity, and is located in the northeast section of the Salar de Maricunga in Region III of Atacama in northern Chile. Each concession grants the owner the right to explore for mineral deposits at the Maricunga property.

On May 20, 2011, the Company and the Maricunga Sellers signed the Framework Contract of Mining Project Development and Buying and Selling of Shares of Sociedades Legales Mineras Litio 1 a 6 de la Sierra Hoyada de Maricunga (the "Acquisition Agreement"), whereby the Company, through its Chilean subsidiary, Minera Li, acquired from the Maricunga Sellers a 60% interest in each of the Maricunga Companies. The purchase price, including amounts paid to agents, was $6,370,000 in cash and 127,500,000 restricted shares of common stock of the Company (the "Maricunga Purchase Price Shares") which had a fair value of $31,875,000 based on the market price on the date of issuance. The $6,370,000 in cash includes a $250,000 deposit paid in December 2010 and $120,000 due to agents. Pursuant to the Acquisition Agreement, closing occurred on June 2, 2011, the date by which the Maricunga Sellers and agents received their shares of common stock (which were registered in Chile) and the remaining $6,000,000 of cash. The agents received $120,000 at closing.

The assets of the Maricunga Companies consist solely of undeveloped mineral rights and were recorded as an asset purchase. The Company consolidated Sociedades Legales Mineras Litio 1 a 6 de la Sierra Hoyada de Maricunga and recorded the assets at 100% based on purchase price of $6,370,000 in cash and 127,500,000 restricted shares of common stock which had a fair value of $31,875,000. The Company recorded a non-controlling interest for the 40% of the Maricunga Companies that were not acquired, or $25,496,000.

The Company has agreed to register under the Securities Act one-half of the 127,500,000 Maricunga Purchase Price Shares on a "best efforts" basis by January 31, 2012 and the remainder by October 31, 2012. In the event that the SEC limits the number of shares that may be sold pursuant to the registration statement, we may remove from the registration statement such number of shares as specified by the SEC, and may file subsequent registration statements covering the resale of additional shares of such common stock. Accordingly, we are not obligated to pay any penalties in the event we are unable to register the shares, or obtain or maintain an effective registration statement related to such shares.

The Company has incurred exploration expenses for the development of the Maricunga property of $5,938,517 and $0 for the year ended June 30, 2012 and 2011, respectively. Future development expenditures are forecasted to be at least $200 million.

Pursuant to a shareholders' meeting held by the Maricunga Companies on October 6, 2011 in Chile ("Shareholder Meeting"), the majority shareholders of the Maricunga Companies approved a quota to cover expenses relating to the preservation and exploration of the mining concessions owned by the Maricunga Companies. Pursuant the Shareholder Meeting, Minera Li and the 40% non-controlling interest owners of the Maricunga Companies were required to make payments totaling $6,975,136 to bank accounts held by the Company within ninety days of the Shareholder Meeting, or January 4, 2012. Of the total $6,975,136 payments, Minera Li was to provide $4,185,083 and the 40% non-controlling interest shareholders ("minority shareholders") were to provide $2,790,053. The minority shareholders have not made their required payments to the Company. As a result, all the expenses incurred by the Maricunga Companies during the year ended June 30, 2012, of $5,938,517, were funded by the Company. The Company recorded 40% of the expenses incurred by the Maricunga Companies to the non-controlling interest, or $2,375,407 for the year ended June 30, 2012.

The Chilean Mining Code requires shareholders of legal mining companies (such as the Maricunga Companies) to contribute their pro rata portion of exploration and exploitation expenses that are established at a shareholders meeting ("Required Contributions"). The Chilean Mining Code permits any legal mining company to initiate an executive trial, the final resolution of which would state that shares held by shareholders who fail to make any Required Contribution must be sold at a public auction. The Chilean Mining Code establishes that the minimum bid in such auction shall be the amount of the Required Contribution that the defaulting shareholders failed to contribute (the "Default Amount"). The proceeds of such auction shall go first to the relevant legal mining company in the amount of the Default Amount, and any proceeds in excess thereof shall be paid to the defaulting shareholders. If the minimum bid is not achieved in the auction, then the defaulting shareholders' shares in the legal mining company will be cancelled and each non-defaulting shareholder's funding obligations will increase proportionally.

As the majority shareholder of each of the six Maricunga Companies, we have filed lawsuits distributed to four civil courts of Copiapo, third Region of Atacama, Chile against the minority shareholders. Certain minority shareholders have filed counterclaims against the Company to declare, among other things, the invalidation of the Shareholder Meeting on October 6, 2011 at which, required contributions were established that such minority shareholders failed to make. We are currently preparing our response. Our future plans are not dependent on the outcome of this matter with respect to the development of the Maricunga project

The Company has determined that neither the minority shareholders' default nor the proposed auction is (or will be) a triggering event that would require the Company to test the long-lived assets for recoverability.

On September 24, 2012, the Ministry of Mining opened the bids and informed the Company that the Consortium's bid was not the winning bid. However, on October 1, 2012, the Ministry of Mining informed the Company that the Chilean Government decided to invalidate the CEOL process and the results announced on September 24, 2012, due to an administrative error.

Currently the Company does not have the permit to exploit lithium from the Maricunga properties. Accordingly, the Company evaluated the recoverability of the investment in the Maricunga properties using the discounted cash flow approach both assuming the Company is able to obtain a permit to exploit its lithium resources and also assuming it is not able to exploit its lithium resources. The Company can exploit alternative minerals, like potassium, on its Maricunga properties that do not require special permits and are exploitable via regular mining concessions according to the Chilean Mining Code. Based on that assumption, the Company used the discounted cash flow approach and determined that the fair value of Maricunga properties exceeds its carrying value and, accordingly, no impairment loss was required.

The Company will evaluate any future impairment based on consideration of economic and operational feasibility and a continuing assessment of its rights to exploit minerals under Chilean laws and regulations.

Noto

Pursuant to an Assignment Agreement dated March 12, 2010 (the "Assignment Agreement"), the Company purchased all of Puna Lithium Corporation's ("Puna") interests in and rights for the acquisition of Noto Energy S.A. ("Noto") under a letter of intent dated November 23, 2009, as amended, entered into by and among Puna, Lacus Minerals S.A., and the shareholders of Noto Energy S.A. ("Noto Shareholders"), an Argentinian corporation.

On March 12, 2010, the Company entered into a Share Purchase Agreement with the Noto Shareholders (the "Share Purchase Agreement") for the acquisition of one hundred percent (100%) of the issued and outstanding shares of Noto, which beneficially owns a one hundred percent (100%) undeveloped mineral interest in over 2,995 acres situated on brine salars in Argentina, known as Cauchari (the "Noto Properties").

Under the Share Purchase Agreement, the Company acquired upon closing on July 30, 2010, one hundred percent (100%) of the issued and outstanding shares of Noto, for $300,000 in cash, of which $200,000 was paid during the year ended June 30, 2010, and $100,000 was paid on July 30, 2010 when the transaction closed. Noto's only asset is the mineral interest in the Noto Properties. Accordingly, the Company recorded the acquisition as an asset purchase. The Company determined that the mineral rights related to the Noto Properties are not recoverable and the Company recorded impairment expense of $300,000 during the year ended June 30, 2012.

Alfredo

On August 3, 2010, the Company entered into a Stock Purchase Agreement ("Alfredo SPA") with Pacific Road Capital A Pty. Limited, as trustee for several entities holding all of the shares of Alfredo Holdings, Ltd. ("Alfredo"), to acquire all of the outstanding shares of Alfredo. Alfredo beneficially holds an option to acquire 100% of six mining concessions with respect to approximately 6,669 acres of mining tenements near Pozo Almonte, Chile.

Pursuant to the Alfredo SPA, the Company issued an aggregate of 10,000,000 shares of common stock (the "Purchase Price Shares") valued at $3,900,000 ($0.39 per share) to the Alfredo sellers and their designees. Pursuant to the Option to Purchase Agreement, the Company was required to make additional periodic payments aggregating $360,000 during 2010, of which the Company paid $80,000, in order to maintain its rights. In order to exercise the option and purchase the Alfredo property, the Company would have been required to pay the option exercise price of $4,860,000 by March 30, 2011 and contingent payments set forth in the Alfredo SPA. The Company did not make required payments in 2010 or the option exercise price payment of $4,860,000 on March 30, 2011. Under the terms of the option agreement, the option terminated and the Company recorded impairment expense for the amounts previously paid for the Alfredo property of $4,070,000 during the year ended June 30, 2011.

The Company allowed the option to expire because the Company determined that the project was not economically viable. Pursuant to an amendment to our agreement with the Alfredo sellers, if and when certain milestones are achieved with respect to any future Li3 Energy Chilean iodine nitrate project, we must make additional payments to the Alfredo sellers in an aggregate amount of up to $5,500,000.

Peru

On February 23, 2010, the Company acquired, through a new wholly-owned subsidiary, 100% of the assets of the Loriscota, Suches and Vizcachas Projects located in the Provinces of Puno, Tacna and Moquegua, Peru. The assets consist solely of undeveloped mineral rights and were recorded as an asset purchase. The aggregate purchase price for the assets was $50,000 which was paid in cash. During the year ended June 30, 2011, the Company determined that these mineral rights are not recoverable and the Company recorded impairment expense for the Peru property of $50,000 during the year ended June 30, 2011.

Puna Lithium 2010 Impairment

On March 12, 2010, the Company entered into an assignment agreement whereby the Company would purchase all of the Puna Lithium Corporation's ("Puna") interests in and rights of Puna, Lacus Minerals S.A. ("Lacus"), and the shareholders of Noto Energy S.A., and the Company entered into a certain Master Option Agreement with Lacus (the "Master Option Agreement"), for the acquisition of three options, to acquire up to an 85% interest in: (a) approximately 70,000 acres situated on prospective brine salars in Argentina.

In August 2010, the Company determined that this project was not economic viable. Lacus subsequently terminated the Master Option Agreement on August 24 2010. The Company expensed $742,178 of capitalized acquisition costs as impairment expense in the consolidated statement of operations during the year ended June 30, 2010.

On November 24, 2010, the Company entered into a termination, settlement and release agreement with Lacus in exchange for a $150,000 cash payment and 500,000 shares of common stock to settle potential Lacus claims. The 500,000 shares are recorded in the amount of $192,500, which was based on a fair value of $0.385 per share of common stock on the measurement date. As the Company had recorded $765,000 of accrued liabilities as of June 30, 2010 related to Lacus, the Company recorded a gain on settlement of $422,500 during the year ended June 30, 2011 as a result of the settlement. The Company paid the $150,000 cash payment to Lacus during January 2011, and issued the 500,000 shares in February 2011 in final satisfaction of all obligations.

During the year ended June 30, 2011, the Company reached a settlement agreement with Puna, pursuant to which the Company issued Puna 6,000,000 shares of common stock in full satisfaction of any and all obligations the Company may have to Puna. The Company recorded settlement expense of $1,920,000 determined based upon the fair value of the common stock on the issuance date.